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                                                                    Exhibit 23.1




                          INDEPENDENT AUDITORS' CONSENT




The Board of Directors and Shareholders
Pioneer Hi-Bred International, Inc. and Subsidiaries:



We consent to the use of our reports included herein and incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.





                                           KPMG Peat Marwick LLP



Des Moines, Iowa
December 18, 1998